Accounts Payable And Other Liabilities	12 Months Ended
Dec. 31, 2018
Disclosure Of Other Payables [Abstract]
Accounts Payable And Other Liabilities
21.	ACCOUNTS PAYABLE AND OTHER LIABILITIES

The Corporation’s accounts payable and other liabilities comprise the following:

	As at December 31,
In thousands of U.S. Dollars	2018	2017
Accounts payable and accrued liabilities	282,630	98,493
VAT payable	18,792	18,757
Customer loyalty rewards	24,787	29,508
Employee benefits payable	57,143	39,050
Dormant funds	7,308	8,379
Accrued interest on Senior Notes	33,347	—
Total accounts payable and other current liabilities	424,007	194,187
Long-term lease liability	2,088	—
Deferred contingent payment (note 26)	77,628	—
Total long-term payables	79,716	—

VAT Payable

A significant portion of the VAT payable relates to amounts owing for VAT for prior periods as a result of engagement with the Swiss tax authority on the application of the law. This is due to be settled by the end of first quarter of 2019.